EXHIBIT 10(f)

THIRD AGREEMENT TO EXTEND THE
BOARD OF MANAGERS SERVICES AGREEMENT

This Third Agreement to Extend the Boards of Managers Services Agreement (the “Third Extension Agreement”) is made by and between Cleco Group LLC, a Delaware limited liability company, Cleco Corporate Holdings LLC, a Louisiana limited liability, and Cleco Power LLC, a Louisiana limited liability company (each a “Company” and collectively, the “Companies”), and _____________ (“Manager”).

WHEREAS, the Board of Managers Services Agreement (the “Agreement”) between the Companies and Manager dated April 11, 2016 expired on April 30, 2017;

WHEREAS, the Companies and the Manager entered into an extension agreement dated May 1, 2017 which expires on April 30, 2018 (the “First Extension Agreement”);

WHEREAS, the Companies and the Manager entered into an extension agreement dated May 1, 2018 which expires on April 30, 2019 (the “Second Extension Agreement”);

WHEREAS, the Companies and the Manager each desire to extend and continue said Agreement for the period of time and subject to the terms set forth in this Third Extension Agreement;

NOW THEREFORE, for good value, the parties hereto agree to the following:

1.    This Third Extension Agreement shall become effective on May 1, 2019 and continue through April 30, 2020, subject to the early termination provisions found in Section 3 of the Agreement.

2.    “Schedule 1 - Independent Director Compensation” of the Agreement shall be amended as follows:

Independent director compensation Annual Per Quarter
Base compensation - each independent director $150,000 $37,500
Additional compensation if a Committee Chair $ 20,000 $ 5,000
Additional compensation if Board Chair $ 82,500 $20,625

3.    This Third Extension Agreement shall be on all other terms and conditions as stated in the Agreement.

By their signatures below, the undersigned representative of the Companies certifies that they are fully authorized to enter into the terms and conditions of this Third Extension Agreement and to execute and bind the Companies and their predecessors, successors, parents, subsidiaries, affiliates and assigns to this Third Extension Agreement.

[Signature page follow]
In witness whereof, the parties hereto enter into this Third Extension Agreement effective as of May 1, 2019.

Cleco Group LLC

By:

Name: William G. Fontenot

Title: President & CEO

Cleco Corporate Holdings LLC

By:

Name: William G. Fontenot

Title: President & CEO

Cleco Power LLC

By:

Name: William G. Fontenot

Title: President & CEO

MANAGER

Date